4. Other Investments	12 Months Ended
Dec. 31, 2014
Trust preferred securities prepayment by underlying bank
Other Investments

Federal Home Loan Bank (FHLB) stock, Federal Reserve Bank (FRB) stock, Pacific Coast Bankers’ Bank and Community Bankers’ Bank stock with a carrying value of $4,525 and $4,460 at December 31, 2014 and 2013, respectively are stated at cost and included as “ Other Investments” on the Company’s Balance Sheets. These investments are considered to be restricted as the Company is required by these entities to hold these investments, and the only market for this stock is the issuing agency. Also included in “Other Investments” are Certificates of Deposit purchased from other FDIC - insured institutions. The balances of these CDs were $2,242 and $250 at December 31, 2014 and 2013, respectively.